NYSE Symbol: ESE

November 2004

Forward-Looking Statement

Statements regarding future events, the development of new products, future growth drivers,

increases in shareholder value, future IOU contracts, the success of future acquisitions efforts, the

Company’s future results, including sales growth, EBIT, EBIT Margin, EPS estimates and projections about the Company’s performance and other statements contained herein which are not strictly historical are considered “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws.  Investors are cautioned that such statements are only predictions, and speak only as of November 18, 2004 and the company undertakes no duty to update.  The Company’s actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company’s operations and business environment including, but not limited to: weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; the availability of select acquisitions on acceptable terms; intellectual property rights; the success and timing of real estate sales; technical difficulties; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations including changes in accounting standards and taxation requirements;

changes in foreign or U.S. business conditions affecting the distribution of foreign earnings; costs relating to environmental matters; litigation uncertainty; and the Company’s successful execution of internal operating plans.

Today ESCO is…

A Proven Supplier of Special Purpose
Communications Systems Primarily for the
Electric Utility Industry

A Leading Provider of Engineered Filtration
Products to the Health Care, Aerospace and
Automotive Markets Worldwide

The Industry Leader in RF Shielding and EMC
Test Products

Spun-off in 1990 from Emerson

ESCO Products & Applications

Test

Filtration

Communications

ESCO Business Profile - FY 2003 vs 2004

$90.3M

23%

$164.1M

41%

$142.3M

36%

Fiscal 2003 Sales

= $396.7M

$137.8M

33%

$173.9M

41%

$110.4M

26%

Fiscal 2004 Sales

= $422.1M

Communications

Filtration

RF Shielding & Test

ESCO Served Markets - FY 2004

Advanced Metering

31%

Health Care

15%

Defense Aerospace

14%

Electronics

11%

Commercial
Aerospace

7%

Automotive Products

11%

Consumer & Appliance

8%

Video Security

1%

Industrial

2%

ESCO Strategy

ESCO will increase Shareholder Value through

Continued Investment in New Products

Selective Acquisitions

Ongoing Performance Improvement Actions

Supported by

A Strong Balance Sheet – AND –

Management Team whose Interests are

Strongly Aligned with the Shareholders

Financial Goals

Sales

$422

~

$700

EBIT Margin - Operational

14.5%

18%

EPS - Operational

$2.91

~

$6.00

See the reconciliation of EBIT as a Non-GAAP Financial Measure in Appendix A

"Operational" excludes MicroSep (i.e. Disc Ops) and $1.3M of Puerto

Rico exit and severance charges.

Base Period

'04

Goal

'09

ESCO 5 Year View

Sales Growth

> 10% CAGR

EBIT Margin

> 18%

EPS Growth

> 15% CAGR

FY 2004 Income Statements

Depreciation &
Amortization -
$11.9M

“Operational” excludes MicroSep (i.e. Disc Ops) and $1.3M of Puerto Rico exit and severance charges.

GAAP

“Operational“

Net Sales

422.1

$

422.1

$

EBIT

59.7

61.0

%  of Sales

14.1%

14.5%

Net Earnings from

37.8

38.8

Continuing Operations

Net Loss from Discontinued

(2.1)

-

Operations, net after tax

Net Earnings (Loss)

35.7

38.8

EPS - Dilutive

Continuing Operations

2.84

2.91

Discountinued Operations

(0.16)

-

Net Earnings (Loss)

2.68

2.91

   Excludes MicroSep and $1.3M of Puerto Rico charges.

FY 2004 Segment Performance

Net

EBIT

Sales

EBIT

Margin

Comm

$

137.8

$

38.4

27.9%

Filtration

173.9

23.1

13.3%

Test

110.4

11.3

10.2%

Other

-

(11.8)

-

Totals

$

422.1

$

61.0

14.5%

FY 2004 Entered Orders and Backlog

Comm

Filtration

Test

Consol

Beginning Backlog

130.4

$

86.2

$

46.4

$

263.0

$

+

Entered Orders

116.0

165.4

126.8

408.2

$

-

Sales

137.8

173.9

110.4

422.1

$

Ending Backlog

108.6

$

77.7

$

62.8

$

249.1

$

Includes $21.6M of Sales to PPL

Expenditures on new product
development and engineering
are typically 7-8% of sales

New antennas for measuring

EMC in frequency spectrum over 1GHz

Needleless access devices

Remote Disconnect

Switch Interbase (DSI) option on TWACS

Investments in New Products and Technologies

®

ESCO Acquisitions

Acquisition Characteristics:

$5M to $50M in Sales

Existing Segments

Competitors or Line Extensions

Drop-in or Core Technology Expansion

Focus

Communications

Direct access to the water and gas markets

Filtration and Test

Extend product offering

Key Element of ESCO Culture

Esco Performance Improvement Actions

Recent Initiatives

MicroSep Divestiture

P.R. Plant – 110,000 sq. ft. reduction, Relocation

to Juarez Mexico (Filtertek)

European Test Consolidation

Balance Sheet

Includes Tax

Effected NOL of

$26.4M, retained

from former
defense

subsidiaries.

             FREE CASH FLOW

SEE THE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES IN APPENDIX A

$44.6

CONTINUING OPS

9/30/2004

72.3

$

Accounts Receivable

77.7

Inventory

46.8

Other Current Assets

36.7

Total Current Assets

233.5

$

Property, Plant & Equip, Net

69.1

Other Assets

99.8

Total Assets

402.4

$

Current Liabilities

68.3

Other Liabilities

26.1

Long Term Debt

0.4

Total Liabilities

94.8

Shareholders' Equity

307.6

Total Liabilities & Equity

402.4

$

Cash & Equivalents

Shareholder Alignment

Executive Equity Ownership Program

Outright Ownership of 3X & 5X Total Cash Compensation

Stock Sales for Diversification Allowed/Encouraged Beyond

Required Ownership Levels

Board of Directors Ownership Program

5X Retainer

Stock Option Incentive Program (Approx. 200 Management

Participants)

Economic Profit Improvement is an Incentive Compensation

Component

Corporate Governance

ISS Corporate Governance Quotient 87.8 (11/3/04 Update)

Rated higher than 87.8% of companies in the Russell 3000

Segment Profiles

All are

    Technically Driven Industrial Businesses

    Customer and Solution Focused

    Expanding Through New Products and Internationally

Communications Segment

TWACS® System

Communications

COOPS

Sales

EBIT

$38.4M

33%

53%

2004 CONTRIBUTION

$137.8M

x/ Corp Costs

Market Profile

ESCO Addressable Market

North American Automatic Meter

Reading (AMR) ~ $5B

105 Million Meters

72% Investor Owned

15% Municipal

13% COOP

Plus Developing

Demand Side Management

International

Served Markets

- Utility

- Video Security

Customer Base:

Two-way Automatic Communications System

TWACS®

Power Line Based Fixed Network System

Most Capable Proven System Available

>140 North American Utilities, ~8M End Points - Ordered or Installed

Can be Deployed System-wide

Versatility / Value-Added Features

Two-way Load Control

Time of Use

Outage Mapping

Remote Disconnect

Incorporates Patented Proprietary Technology

Communications

Growth Drivers

External

Utilities Focus

Cost

- Meter Reading

- Theft

- Call Center

Customer Service

- Billing Accuracy

- Call Center Responsiveness

- Outage Restoration

Advanced Metering

- Demand Response

Real time pricing

Critical peak pricing

ESCO

Existing Product Attributes

Investment in New Product Features / Further Differentiation

Acquisitions – Direct Access to Water and Gas

Filtration Segment

Filtration Segment

Sales

EBIT

$23.1M

32%

2004 CONTRIBUTION

$173.9M

41%

x/ Corp Costs

ESCO Addressable Market ~$4B

Served Markets: Liquid Only

–  Health Care

–  Automotive

–  Consumer & Appl.

–  Aerospace

Broad Blue Chip Customer Base:

Filtration

Growth Drivers

Leadership Position in Certain Niches Driven by Technology

Advancements and Customer Support

Medical Devices

Aerospace

Fuel Delivery

Served Market Growth:  GDP+

New Products

Health Care (Medical Devices/Drug Delivery)

Intelligent Sensors

Micro-Propulsion Devices

Acquisitions

Medical Devices

Aerospace Drop-In

RF Shielding & Test Segment

RF Shielding & Test

Sales

EBIT

$11.3M

26%

15%

2004 CONTRIBUTION

$110.4M

x/ Corp Costs

Market Profile

ESCO Addressable Market ~ $500M

Served Markets

Electronics

- Automotive

Health Care

- Aerospace

Acoustics

Broad Blue Chip Customer Base:

RF Shielding & Test

ESCO is the global leader of radio frequency (RF) shielding

and electromagnetic compatibility (EMC) test products.

Growth Drivers

Proliferation of Wireless Devices

MRI

International

Government Security

Acoustics

Calibration Services

The Way Forward

Committed to $6.00 per share in ‘09

Continued Growth of Communications: IOUs

New Products in Filtration

Extend our Reach in Test

Selective Acquisitions

Continue to Aggressively work our Cost and

Improve our Competitive Position

Committed to $6.00 per share in ‘09

Appendix A

Reconciliation of Non-GAAP
Financial Measures

Reconciliation of Non-GAAP Financial
Measures FY 2004 ($M)

Note:

EBIT Margin greater than or equal to 18% in ESCO’s Financial Goals Section cannot be reconciled with a GAAP measure as this represents a forward looking financial measure with no comparable GAAP measurement quantifiable at this time.
EBIT margin is calculated as EBIT divided by Net Sales.  EBIT is calculated as earnings before interest and taxes.

(12.2)

“Operational” excludes MicroSep (i.e. Disc Ops) and also $1.3M of Puerto Rico exit and severance charges.

Total

52.7

40.5

Continuing

Disc

Ops

Ops

Net Cash Provided by

55.4

(2.7)

Operating Activity

Less

Capital Expenditures

(10.8)

(1.4)

Free Cash Flow

44.6

(4.1)

GAAP

“Operational”

EBIT

59.7

61.0

EBIT Margin

14.1%

14.5%

Less:

Interest Expense (Income)

(0.8)

(0.8)

Income Tax Expense (benefit)

22.7

23.0

Net Earnings - Continuing Ops

37.8

38.8

EPS - Continuing Ops

2.84

$

2.91

$